Exhibit 10.6

KNOW ALL MEN BY THESE PRESENTS:

That, Sage Oil & Gas Co., whose address is 4319 Palisades Park, Billings, Montana 59106, herein called "Assignor," in consideration of Ten Dollars ($10.00) and other good and valuable consideration to it in hand paid, the receipt and sufficiency of which are hereby acknowledged, does hereby ASSIGN, TRANSFER, SELL, SET OVER and CONVEY unto Stratex Oil and Gas, Inc., with offices at 30 Echo Lake Road, Watertown, Connecticut 06795, its successors and assigns, hereinafter referred to as "Assignee', all of Assignor's right, title and interest in and to those certain Oil and Gas Leases located in Golden Valley County, North Dakota. (sometimes hereinafter the "Leases" or "Fee Leases" or "Federal Leases"), more particularly identified and described on attached Exhibit A.

Assignor reserves unto itself, its successors and assigns, an overriding royalty interest equal to the difference between existing burdens and 18.5% on the fee Leases and equal to the difference between existing burdens and 16.0% on the federal Leases, in and to all of the oil, gas and other hydrocarbons produced, saved and sold from the interests assigned hereunder in the Leases during the terms thereof including any extensions or renewals thereof. Any Leases acquired by Assignee its successors or assigns within two years of the termination of any of the Leases shall be deemed an extension or renewal lease for purposes under this provision insofar as the renewal or extension lease covers acreage transferred hereunder.

It is the intent of the parties that Assignee receive a proportionately reduced 81.5% net revenue interest on the Fee Leases and a proportionately reduced 84.0% net revenue interest on the Federal Leases.

Said overriding royaltv interests shall be inclusive or all existing royalties of record at the time of Closing and lessor's royalty, and shall be free of all development, production and operating expenses and shall be computed and valued in the same manner and shall be subject to the same allowable deductions and operating costs as would a federal royalty; except, however, said interest shall bear and pay currently its portion of gross production taxes, pipeline taxes, and all other taxes assessed against the gross production subject to said overriding royalty interest. It is agreed that nothing herein contained shall impose upon the Assignor, its successors or assigns, any duty or obligation to develop or operate the property covered by the Leases for oil, gas or other hydrocarbons, nor to maintain the Leases in effect by the payment of delay rentals or other means.

Assignment of Oil and Gas Leases Sage Oil & Gas Co., Assignor Stratex Oil and Gas. Inc,. Assignee Golden Valley County, North Dakota Page 2 of 4	99853 Fee: 496.00 Page 2 of 17 Golden Valley Counry, Filed 8/12/2011 at 11:12 AM RETURN TO: ROBERT PRIGGE, ATTORNEY AT LAW PO BOX 1457ELLINGSMT59103

In the event the Leases and the lands covered thereby, or any part thereof, are pooled or consolidated with other lands and leases into voluntary units, or into units as established by any governmental authority having jurisdiction. and if said Leases or any part thereof pooled accordingly, then the overriding royalty interest herein reserved shall be reduced in the proportion that the acreage burdened by said overriding royalty interest bears to all the acreage included in any such pooled unit.

In the event the Leases covers less than the entire fee simple mineral interest or if Assignor owns less than 100% of the leasehold working interest in the Leases, the overriding royalty interest herein reserved shall be reduced proportionately.

Assignee acknowledges it is sophisticated in the evaluation, purchase, ownership and operation of oil and gas interests. Assignee has had the opportunity to review all lease and title information in Assignor's possession, and in making its decision to enter into this Assignment and to consummate the transactions contemplated hereby. Assignee has relied or shall rely solely on its own investigation and evaluation of the interests assigned herein and has satisfied or shall satisfy itself through its own due diligence as to all title, environmental and contractual arrangements and other matters affecting the interests herein assigned.

Except as expressly warranted, represented or covenanted otherwise in this assignment, without limiting the generality or the foregoing. Assignor expressly disclaims any representation or warranty, express or implied, as to Assignor's title to any of the interests assigned herein, it being expressly understood and agreed by the parties that Assignee shall be deemed to be obtaining the title to the interests assigned herein in its present status, with all faults or defects (know or unknown, latent, discoverable or undiscoverable).

Separate assignments of the federal Leases shall he executed on approved forms by Assignor to Assignee, in sufficient counterparts to satisfy applicable statutory and regulatory requirements. Said assignments shall be deemed to contain all of the exceptions, reservations, rights, titles, power and privileges set forth herein as fully as though the same were set forth in each such assignment. The interests conveyed by any such separate assignments are the same and not in addition to, the Leases conveyed herein,

This Assignment shall be subject to the terms, provisions, and conditions of that certain Purchase and Sale Agreement dated June 23, 2011, by and between Sage Oil & Gas Co and Stratex Oil and Gas, Inc.

This Assignment is also subject to the terms, provisions, and conditions of that certain Purchase and Sale Agreement dated June 25, 2011, by and between Codak Land

Assignment of Oil and Gas Leases Sage Oil & Gas Co., Assignor Stratex Oil and Gas. Inc,. Assignee Golden Valley County, North Dakota Page 3 of 4	99853 Fee: 496.00 Page 2 of 17 Golden Valley Counry, Filed 8/12/2011 at 11:12 AM RETURN TO: ROBERT PRIGGE, ATTORNEY AT LAW PO BOX 1457ELLINGSMT59103

Company, LLC and Sage Oil & Gas Co., Inc., including, without limitation, benefit of the reservation contained in Section 7, thereof under which Codak Land Company, LLC specifically retains all rights in and liability for the Northrop #1-25 Well. located in the SWNW of Section 25-136N-106W. Golden Valley County, North Dakota.

Assignor makes no representation or warranty of title, either express or implied, except by, through or under Assignor, but not otherwise.

This instrument and all the terms, covenants, conditions and reservations herein contained shall be binding upon and inure to the benefit of Assignor and Assignee, their respective successors and assigns, and shall be deemed covenants running with the leasehold estate and interest assigned hereby.

IN WITNESS WHEREOF, Assignor has caused this instrument to be executed on the 28 day of July 2011.

Assignor:		Assignee:

Sage Oil & Gas Co.		Stratex Oil and Gas, Inc.

By:	/s/ John J. Kane	By:	/s/ Timothy L. Kelly
	John J. Kane		Timothy L. Kelly
	President		President

AKNOWLEDGEMENT

STATE OF MONTANA

COUNTY OF YELLOWSTONE

On this 28 day of July, 2011. before me personally appeared John J. Kane, to me personally known or who being by me duly sworn, did say that he is the President of Sage Oil & Gas Co., a Montana corporation, and said John J. Kane acknowledged said instrument to be the free act and deed of Sage Oil & Gas Co.

Witness my hand and official seal.

My commission expires:	/s/ Robert H. Prigge
7-16-2015	Notary Public
	Printed Name:	Robert H. Prigge

Assignment of Oil and Gas Leases Sage Oil & Gas Co., Assignor Stratex Oil and Gas. Inc,. Assignee Golden Valley County, North Dakota Page 4 of 4	99853 Fee: 496.00 Page 2 of 17 Golden Valley Counry, Filed 8/12/2011 at 11:12 AM RETURN TO: ROBERT PRIGGE, ATTORNEY AT LAW PO BOX 1457ELLINGSMT59103

STATE OF MONTANA

COUNTY OF YELLOWSTONE

On this 28 day of July, 2011. before me personally appeared Timothy L. Kelly, to me personally known or who being by me duly sworn, did say that he is the President of Sage Oil & Gas Inc., a Delaware corporation, and said Timothy L. Kelly acknowledged said instrument to be the free act and deed of Sage Oil & Gas Inc.

Witness my hand and official seal.

My commission expires:	/s/ Robert H. Prigge
7-16-2015	Notary Public
	Printed Name:	Robert H. Prigge
	Address:	PO Box 1457
Billings, MT 59103

Exhibit A

Attached to and made a part of that certain Assignment of Oil and Gas Leases, dated July 23, 2011,
Sage Oil Gas Co., Assignor, and Stratex Oil and Gas, Inc., Assignee
covering lands in Golden Valley County, North Dakota

Lessor	Lessee	Lease Dated	Twnshp Range	Sec	Description	Recorded as Document #
			136N-105W	30	S2	
Maureen McNeary con't			136N-105W	32	All	
			136N-105W	25	All	
			136N-106W	35	NE	
Tom McNeary	Cokamo Oil, LLC, Tital Land	3/24/09	136N-105W	6	S2	99335
			136N-105W	7	All	
			136N-105W	30	S2	
			136N-105W	32	All	
			136N-106W	25	All	
			136N-106W	35	NE	
Bill McNeary	Cokamo Oil, LLC, Tital Land	3/24/09	136N-105W	6	S2	99340
			136N-105W	7	All	
			136N-105W	30	S2	
			136N-105W	32	All	
			136N-106W	25	All	
			136N-106W	35	NE	
Claudia Peterson	Cokamo Oil, LLC, Tital Land	3/24/09	136N-105W	6	S2	99338
			136N-105W	7	All	
			136N-105W	30	S2	
			136N-105W	32	All	
			136N-105W	25	All	
			136N-106W	35	NE	
Danny Northrop	Cokamo Oil, LLC, Tital Land	3/24/09	136N-105W	6	S2	99339
			136N-105W	7	All	
			136N-105W	30	S2	
			136N-105W	32	All	
			136N-105W	25	All	
			136N-106W	35	NE	

99853 Fee: 496.00 Page 6 of 17
Golden Valley County, Filed 8/12/2011 at 11:12 AM
RETURN TO: ROBERT PRIGGE, ATTORNEY AT LAW
PO BOX 1457BILLINGSMT59103

Page 2 of 13

Exhibit A

Attached to and made a part of that certain Assignment of Oil and Gas Leases, dated July 23, 2011,
Sage Oil Gas Co., Assignor, and Stratex Oil and Gas, Inc., Assignee
covering lands in Golden Valley County, North Dakota

Lessor	Lessee	Lease Dated	Twnshp Range	Sec	Description	Recorded as Document #
			136N-105W	30	S2	
			136N-105W	32	All	
			136N-106W	25	All	
Jane Lopes con't			136N-106W	35	NE	
Perry Northrop	Cokamo Oil, LLC, Tital Land	3/24/09	136N-105W	6	S2	99336
			136N-105W	7	All	
			136N-105W	30	S2	
			136N-105W	32	All	
			136N-106W	25	All	
			136N-106W	35	NE	
Pauline Northrop	Cokamo Oil, LLC, Tital Land	3/24/09	136N-105W	6	S2	99334
			136N-105W	7	All	
			136N-105W	30	S2	
			136N-105W	30	NE	
			136N-105W	32	All	
			136N-106W	25	All	
			136N-106W	35	NE	
Randy Northrop	Cokamo Oil, LLC, Tital Land	3/24/09	136N-105W	6	S2	99345
			136N-105W	7	All	
			136N-105W	30	S2	
			136N-105W	30	NE	
			136N-105W	32	All	
			136N-106W	25	All	
			136N-106W	35	NE	
John Northrop	Cokamo Oil, LLC, Tital Land	3/24/09	136N-105W	6	S2	99350
			136N-105W	7	All	
			136N-105W	30	S2	
			136N-105W	30	NE	

99853 Fee: 496.00 Page 8 of 17
Golden Valley County, Filed 8/12/2011 at 11:12 AM
RETURN TO: ROBERT PRIGGE, ATTORNEY AT LAW
PO BOX 1457BILLINGSMT59103

Page 4 of 13

Exhibit A

Attached to and made a part of that certain Assignment of Oil and Gas Leases, dated July 23, 2011,
Sage Oil Gas Co., Assignor, and Stratex Oil and Gas, Inc., Assignee
covering lands in Golden Valley County, North Dakota

Lessor	Lessee	Lease Dated	Twnshp Range	Sec	Description	Recorded as Document #
			136N-105W	32	All	
			136N-106W	25	All	
			136N-106W	35	NE	
Jackie Higlin	Cokamo Oil, LLC, Tital Land	3/24/09	136N-105W	6	S2	99351
			136N-105W	7	All	
			136N-105W	30	S2	
			136N-105W	30	NE	
			136N-105W	32	All	
			136N-106W	25	All	
			136N-106W	35	NE	
Mel and Edith Bosserman	Codak Land Company, LLC	8/12/09	136N-105W	5	Lots 1-12, S2	99327
			137N-104W	32	N2, W2SW	
			137N-105W	3	Lots 1-4, S2N2, S2	
			137N-105W	10	All	
			137N-105W	16	NE, E2SW	
			138N-105W	34	S2S2	
Michael Bosserman	Codak Land Company, LLC	8/13/09	137N-105W	27	NW	99328
Mark and Debra Bosserman	Codak Land Company, LLC	8/13/09	137N-105W	27	NW	99329
Jason and Julie Bosserman	Codak Land Company, LLC	8/13/09	137N-105W	27	NW	99330
James Russell	Codak Land Company, LLC	8/12/09	137N-105W	4	Lots1,2, S2NE	99777
Marti Lynn Denton	Codak Land Company, LLC	8/12/09	137N-105W	4	Lots 1,2, S2NE	99777

Page 5 of 13

99853 Fee: 496.00 Page 9 of 17
Golden Valley County, Filed 8/12/2011 at 11:12 AM
RETURN TO: ROBERT PRIGGE, ATTORNEY AT LAW
PO BOX 1457BILLINGSMT59103

Exhibit A

Attached to and made a part of that certain Assignment of Oil and Gas Leases, dated July 23, 2011,
Sage Oil Gas Co., Assignor, and Stratex Oil and Gas, Inc., Assignee
covering lands in Golden Valley County, North Dakota

Lessor	Lessee	Lease Dated	Twnshp Range	Sec	Description	Recorded as Document #
USA NDM99138	Codak Land Company, LLC	8/1/09	136N-105W	18✓	Lots 1-4, E2W2, SE	99316
			136N-105W	20✓	S2NE, exc 3.0 acres desc by	

99853 Fee: 496.00 Page 10 of 17
Golden Valley County, Filed 8/12/2011 at 11:12 AM
RETURN TO: ROBERT PRIGGE, ATTORNEY AT LAW
PO BOX 1457BILLINGSMT59103

Page 6 of 13

Exhibit A
Attached to and made a part of that certain Assignment of Oil and Gas Leases, dated July 23, 2011,
Sage Oil Gas Co., Assignor, and Stratex Oil and Gas, Inc., Assignee
covering lands in Golden Valley County, North Dakota

Lessor	Lessee	Lease Dated	Twnshp Range	Sec	Description	Recorded as Document #
			137N-105W	35	NW	
			137N-106W	23	NW	
Gerald L. Weinreis con't			137N-106W	24	SE	
Charles Weinreis	Codak Land Company, LLC	8/13/09	136N-105W	2	SW	99322
			136N-105W	11	NW	
			136N-105W	17	All	
			136N-105W	18	NE	
			136N-105W	19	Lots 1-4, E2W2, E2	
Charles Weinreis con't			136N-105W	20	SW, S2SE, S2NE	
			136N-105W	21	All	
			136N-105W	28	E2E2, W2SE, E2SW	
			136N-105W	29	All	
			136N-105W	33	All	
			136N-106W	3	Lots 1, 2, and 7-10	
			136N-106W	4	Lots 1-6 and 11-12, SW	
			136N-106W	4	Lots 7-10	
			136N-106W	9	All	
			136N-106W	10	S2N2	
			136N-106W	11	All	
			136N-106W	14	W2W2, NENW, N2NE, SENE	
			137N-105W	17	S2SW	
			137N-105W	18	SE	
			137N-105W	19	Lots 1-4, E2W2, E2	
			137N-105W	26	SW	
			137N-105W	27	SE	
			137N-105W	34	S2S2	
			137N-105W	34	N2, N2S2	
			137N-105W	35	NW	
			137N-106W	23	NW	
			137N-106W	24	SE	

99853 Fee: 496.00 Page 13 of 17
Golden Valley County, Filed 8/12/2011 at 11:12 AM
RETURN TO: ROBERT PRIGGE, ATTORNEY AT LAW
PO BOX 1457BILLINGSMT59103

Page 9 of 13

Exhibit A
Attached to and made a part of that certain Assignment of Oil and Gas Leases, dated July 23, 2011,
Sage Oil Gas Co., Assignor, and Stratex Oil and Gas, Inc., Assignee
covering lands in Golden Valley County, North Dakota

Lessor	Lessee	Lease Dated	Twnshp Range	Sec	Description	Recorded as Document #
			136N-105W	29	All	
			136N-105W	33	All	
			136N-106W	3	Lots 1, 2, and 7-10	
			136N-106W	4	Lots 1-6 and 11-12, SW	
			136N-106W	4	Lots 7-10	
Leland L. Weinreis con't			136N-106W	9	All	
			136N-106W	10	S2N2	
			136N-106W	11	All	
			136N-106W	14	W2W2, NENW, N2NE, SENE	
			137N-105W	17	S2SW	
			137N-105W	18	SE	
			137N-105W	19	Lots 1-4, E2W2, E2	
			137N-105W	26	SW	
			137N-105W	27	SE	
			137N-105W	34	S2S2	
			137N-105W	34	N2, N2S2	
			137N-105W	35	NW	
			137N-106W	23	NW	
			137N-106W	24	SE	
George Weinreis	Codak Land Company, LLC	8/13/09	136N-105W	2	SW	99325
			136N-105W	11	NW	
			136N-105W	17	All	
			136N-105W	18	NE	
			136N-105W	19	Lots 1-4, E2W2, E2	
			136N-105W	20	SW, S2SE, S2NE	
			136N-105W	21	All	
			136N-105W	28	E2E2, W2SE, E2SW	
			136N-105W	29	All	
			136N-105W	33	All	
			136N-106W	3	Lots 1, 2, and 7-10	
			136N-106W	4	Lots 1-6 and 11-12, SW	

99853 Fee: 496.00 Page 16 of 17
Golden Valley County, Filed 8/12/2011 at 11:12 AM
RETURN TO: ROBERT PRIGGE, ATTORNEY AT LAW
PO BOX 1457BILLINGSMT59103

Page 12 of 13